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                                  EXHIBIT 99.2

                            STATEMENT UNDER OATH FOR
                           PRINCIPAL FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Davinder Sethi, certify that:

         The Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 of Entrada Networks, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 of Entrada Networks, Inc fairly presents, in all material respects, the financial condition and results of operations of Entrada Networks, Inc.


                                                  Subscribed and sworn to
                                                  before me this 23rd day of May


  /s/ Davinder Sethi                              /s/ Gayle Bryant
------------------------                          --------------------------
Name: Davinder Sethi                              Notary Public
Principal Financial Officer
Date: May 23, 2003                                Seal